                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                      DELAWARE GROUP ADVISER FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

          N/A
       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

          N/A
       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A
       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

          N/A
       ----------------------------------------------------------------------

    5) Total fee paid:

          N/A
       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
          N/A
       ----------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
          N/A
       ----------------------------------------------------------------------
    3) Filing Party:
          N/A
       ----------------------------------------------------------------------
    4) Date Filed:
          N/A
       ----------------------------------------------------------------------

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DELAWARE GROUP ADVISER FUNDS, INC.
Overseas Equity Fund (Formerly World Growth Fund)

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--------------------------------------------------------------------------------


PROXY STATEMENT

Notice of Special Meeting of Shareholders
--------------------------------------------------------------------------------


NOVEMBER 18, 1997












                                                                      DELAWARE
                                                                      GROUP
                                                                      --------

DELAWARE GROUP
--------------

1818 Market Street, Philadelphia, Pennsylvania 19103

                 PROXY STATEMENT AND NOTICE OF SPECIAL MEETING
                OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 1997
                      AT THE UNION LEAGUE OF PHILADELPHIA
                140 SOUTH BROAD STREET, PHILADELPHIA, PA 19102

To the Shareholders of Overseas Equity Fund (formerly World Growth Fund) of Delaware Group Adviser Funds, Inc.:

This is your official notice that a Special Meeting (the "Meeting") of Shareholders of Overseas Equity Fund series (formerly World Growth Fund) (the "Fund") of Delaware Group Adviser Funds, Inc. (the "Company") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania, 19102, on Tuesday, November 18, 1997, at 10:00 a.m. This Proxy Statement and the enclosed proxy card are expected to be mailed to shareholders on or about October 8, 1997.

You are cordially invited, and urged, to attend the Meeting. Whether or not you will be able to attend the Meeting, you are urged to sign and mail the accompanying proxy card.

The purposes of the Meeting are as follows:

         1. To approve or disapprove the sub-advisory agreement on behalf of the Fund between Delaware Management Company, Inc. and Delaware International Advisers Ltd.
         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please note that the proxy card provides a space on which you may vote to approve or disapprove the sub-advisory agreement.

PROXIES THAT ARE PROPERLY EXECUTED BUT NOT OTHERWISE MARKED WILL BE VOTED "FOR" THE APPROVAL OF THE SUB-ADVISORY AGREEMENT.

The Board of Directors of the Company has designated September 25, 1997 as the record date for shareholders entitled to vote at the Meeting. You may cast one vote for each full share and a fractional vote for each fractional share that you held at the close of business on that day.

Your proxy is revocable by you at any time by notifying the Company in writing or by signing another proxy card. Signing a proxy card will not affect your right to attend the Meeting and vote your shares in person or to give a later proxy. Shareholders whose shares are held of record by their broker-dealers who wish to vote in person at the Meeting should obtain a Legal Proxy from their broker-dealer to present to the Inspector of Elections at the Meeting.

/s/Wayne A. Stork
-----------------
Wayne A. Stork
Chairman

October 8, 1997

                                PROXY STATEMENT

                      DELAWARE GROUP ADVISER FUNDS, INC.
               Overseas Equity Fund (formerly World Growth Fund)

         The Board of Directors of Delaware Group Adviser Funds, Inc. (the "Company"), on behalf of the Overseas Equity Fund series (formerly World Growth Fund) (the "Fund") is soliciting your proxy to be voted at a Special Meeting of Shareholders (the "Meeting") to be held on Tuesday, November 18, 1997, at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania, 19102, at 10:00 a.m., or to be voted at any adjournments of the Meeting. Whether or not you intend to be present at the Meeting, the Board of Directors urges you to sign and return the proxy card which accompanies this Proxy Statement.

         Signing a proxy card does not affect your right to attend the Meeting and vote your shares in person, or your right to revoke this proxy or to sign a later proxy. Your proxy will help assure the presence of a quorum, however, and may help avoid the additional expense of a further proxy solicitation. Proxies will be voted in accordance with the instructions you give on the proxy card. If you properly sign the proxy card but do not give any instructions, your proxy will be voted "FOR" the proposal. The persons designated to vote your proxy are authorized to vote in their discretion on any other matters which may properly be acted upon at this Meeting or any adjournments of the Meeting. Under Maryland law and the Company's Charter and By-Laws, abstentions and broker non-votes (i.e., shares held in nominee name by brokers which are not voted because of lack of instructions from beneficial owners on non-discretionary voting matters) will be considered to be present at the Meeting for purposes of determining a quorum. Abstentions and broker non-votes have the same effect as votes "against" the proposal which requires a majority votes present at the Meeting for passage.

         This solicitation is being made largely by mail on behalf of the Board of Directors of the Company, but may also be made by officers or employees of the Company and may include telephonic, telegraphic or personal interviews. The cost of the solicitation is being borne by Delaware Management Company, Inc., the Fund's investment adviser (the "Manager"). The Manager may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund's shares. This Proxy Statement and the accompanying proxy card are expected to be mailed to shareholders on or about October 8, 1997.

         Your proxy is revocable by you at any time by notifying the Company in writing at its principal executive office at 1818 Market Street, Philadelphia, PA 19103. Shareholders retain the right to attend the Meeting and to vote their shares in person. Shareholders whose shares are held of record by their broker-dealers who wish to vote in person at the Meeting should obtain a Legal Proxy from their broker-dealer to present to the Inspector of Elections at the Meeting. Shareholders of record at the close of business on September 25, 1997 will be entitled to cast one vote for each full share then held and a fractional vote for each fractional share then held. As of that date, each class of the Overseas Equity Fund had the following shares outstanding: Overseas Equity Fund A Class - 00,000,000; Overseas Equity Fund B Class - 00,000,000; Overseas Equity Fund C Class - 00,000,000; and Overseas Equity Fund Institutional Class - 00,000,000.

PROPOSAL:  DELAWARE INTERNATIONAL SUB-ADVISORY AGREEMENT

Introduction

         At the Meeting, shareholders of the Fund will be asked to approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") on behalf of the Fund between the Manager and Delaware International Advisers Ltd. ("Delaware International").

          At a meeting held on July 17, 1997, the Board of Directors of the Company, in order to enhance the portfolio diversification opportunities available to shareholders of the Fund, approved an increase in the portion of the Fund's assets that can be invested in securities of emerging market issuers from 20% to 40%, effective September 15, 1997. To better reflect this change in investment policy, the Board also approved a change in the Fund's name from "World Growth Fund" to "Overseas Equity Fund." The Board determined that the Fund's sub-adviser, Walter Scott & Partners Limited ("Walter Scott"), was comparatively inexperienced in managing emerging market securities, whereas Delaware International, an affiliate of the Manager, possessed significant experience in this area. After careful deliberation, as described below, the Board approved a transfer of sub-advisory responsibilities from Walter Scott to Delaware International effective September 15, 1997, in order to more effectively implement the change in the Fund's investment policy.

         The Board further concluded that the New Sub-Advisory Agreement would benefit the Fund and its shareholders by offering the potential for improved, more cost-effective sub-advisory services. The Board of Directors, including those directors who are not a party to the New Sub-Advisory Agreement nor are interested persons of any such party (the "Independent Directors"), unanimously approved the New Sub-Advisory Agreement and recommended its submission for approval to the shareholders of the Fund.

         At the same meeting, the Board of Directors approved an amendment to the investment management agreement between the Manager and the Company on behalf of the Fund (the "Investment Management Agreement") decreasing the annual advisory fee from 1.10% to 1.00% of the Fund's average daily net assets. Under interpretations of the staff of the U.S. Securities and Exchange Commission, a reduction in advisory fees may be effected upon approval of the board of directors of an investment company, including a majority of the independent directors, without a shareholder vote, provided there is no proposed modification or reduction to the services the adviser is providing to the Fund. Because there is no change in the services provided by the Manager of the Fund, the amended Investment Management Agreement with the reduced advisory fee is not being submitted to shareholders for approval.

         The Investment Management Agreement authorizes the Manager, at its own expense, to enter into sub-advisory agreements to obtain the investment advisory services for which it has ultimate responsibility for the Fund. The Manager is permitted to terminate any sub-adviser in its sole discretion and continues to bear responsibility for the services provided by any such sub-adviser. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a sub-adviser also may be terminated by the Company's Board or the Fund's shareholders.

         Under the provisions of the sub-advisory agreement with Walter Scott (the "Prior Sub-Advisory Agreement"), the Manager or the Board of Directors can terminate the agreement upon 60 days' notice. Accordingly, at its meeting on July 19, 1997, the Board approved the replacement of Walter Scott, and the Manager gave Walter Scott notice of termination, effective September 15, 1997. Walter Scott consented to the shortened notice period. On September 15, 1997, Delaware International assumed the sub-advisory duties for the Fund under the New Sub-Advisory Agreement. Such an assumption of advisory services by Delaware International without advance shareholder approval is permissible pursuant to Rule 15a-4 under the 1940 Act. That Rule permits a person to act as investment adviser (or sub-adviser) under a contract that has not been approved by shareholders for 120 days after termination as long as the Board of Directors has approved the contract and the compensation to be received under the contract does not exceed the amount previously approved by shareholders. The Board's approval of the New Sub-Advisory Agreement satisfied the requirements of Rule 15a-4 because compensation under the New Sub-Advisory Agreement will not exceed that payable under the Prior Sub-Advisory Agreement. In accordance with the requirements of that Rule, the New Sub-Advisory Agreement will be presented to shareholders for approval at the Meeting on November 18, 1997, a date which is less than 120 days after the termination of the Prior Sub-Advisory Agreement.

         If the New Sub-Advisory Agreement is approved by shareholders of the Fund, it will take effect for an initial two-year period from the date of its execution, after which the agreement must be renewed at least annually by a vote of a majority of the directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on the renewal, or by a vote of the majority of the outstanding voting securities of the Fund. If the shareholders do not approve the New Sub-Advisory Agreement, the Board will consider appropriate action.

New Sub-Advisory Agreement

         Delaware International, the current sub-adviser to the Fund, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager and Delaware International are both are controlled by Delaware Management Holdings, Inc. ("DMH"), which in turn is an indirect, wholly owned subsidiary of Lincoln National Corporation ("LNC"). On August 31, 1997, Delaware International was managing approximately $6.7 billion, of which approximately $1.5 billion were registered investment company assets. Delaware International is located at Veritas House, 3rd Floor, 125 Finsbury Pavement, London, England EC2A 1NQ. Schedule A sets forth a list of other funds advised or sub-advised by Delaware International that have investment objectives similar to those of the Fund, together with the rate of compensation paid to, and any waivers or reimbursements paid by, Delaware International.

         The New Sub-Advisory Agreement provides that Delaware International shall manage the investment and reinvestment of the Fund's assets, subject to the general supervision of the Board of Directors. Delaware International is required to regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund, and shall effect the purchase and sale of such investments, as agent for the Fund, in furtherance of the Fund's objectives and policies. Delaware International shall furnish the Board of Directors with such information and reports regarding its activities as the Manager deems appropriate or as the directors may reasonably request. In the performance of its duties and obligations under the New Sub-Advisory Agreement, Delaware International shall act in conformity with the Charter and By-Laws of the Company and the Prospectus of the Fund, as well as with the instructions and directions of the Manager and of the Board of Directors. Delaware International will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

         In the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard of the performance of its duties, Delaware International is not subject to liability to the Manager, the Fund or its shareholders for actions or omissions under the New Sub-Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

         Under the New Sub-Advisory Agreement, Delaware International is given authority to effect the purchase and sale of investments and to place orders with brokers for the Fund. In all cases, subject to the primary objective of obtaining best price and execution, Delaware International is authorized to execute orders through broker-dealers who provide Delaware International, the Fund or the Manager with statistical, factual, and financial information and services used by Delaware International or the Manager in connection with the investment decision making process and, consistent with the provisions of the National Association of Securities Dealers ("NASD") Conduct Rules, as amended, is permitted to consider sales of Delaware Group funds' shares in selecting a broker through whom securities transactions may be effected. In those cases where an order is placed through a broker who provides research to Delaware International or the Manager, the New Sub-Advisory Agreement provides that, subject to such policies and procedures as the Board of Directors and officers of the Company may adopt, the Fund may pay higher commissions if Delaware International makes a good faith determination that the amount of the commission is reasonable in relation to the brokerage services and research provided.

         The New Sub-Advisory Agreement and the Investment Management Agreement provide that the Fund conduct its own business and bear the expenses and salaries necessary and incidental thereto, including: the costs incurred in the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. The New Sub-Advisory Agreement also provides that the Fund, the Manager and Delaware International may share facilities common to each, with appropriate proration of expenses between them.

         Under the New Sub-Advisory Agreement, Delaware International is entitled to receive an annual sub-advisory fee equal to 80% of the advisory fee actually received by the Manager (i.e., after any voluntary waivers or expense reimbursements by the Manager). Assuming the current advisory fee of 1.00% under the Investment Management Agreement had been in effect, Delaware International would have received sub-advisory fees of $135,924 from the Manager for the period September 1, 1996 through August 31, 1997. This amount is the same as the fees actually received by Walter Scott under the Prior Sub-Advisory Agreement during that period.

The Prior Sub-Advisory Agreement

         At a meeting of shareholders held on May 3, 1996, shareholders of the Fund approved several measures pertaining to the restructuring of the Company, including the Investment Management Agreement with the Manager and the Prior Sub-Advisory Agreement dated May 4, 1996, between the Manager and Walter Scott. The Manager and Walter Scott began operating as investment manager and sub-adviser, respectively, on May 4, 1996. The continuation of these arrangements was approved at a meeting of the Board of Directors held on April 17, 1997. Walter Scott ceased serving as sub-adviser on September 15, 1997.

         The Prior Sub-Advisory Agreement provided that Walter Scott regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments as agent of the Fund in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding its activities as the Manager or the Board may reasonably request. Walter Scott was required to act in conformity with the Company's Charter and By-Laws and the Prospectus of the Fund, and with the instructions of the Manager and the Board, and to comply with the 1940 Act and other applicable laws. The Fund was otherwise required to conduct its own business and affairs and bear its own expenses and salaries. To the extent that the Fund, the Manager and Walter Scott shared facilities common to each, the Prior Sub-Advisory Agreement provided for the appropriate proration of expenses between and among them.

         The Prior Sub-Advisory Agreement permitted Walter Scott, subject to the requirements of obtaining best available price and execution, to place orders with brokers that provided research services to the Manager or Walter Scott, or to brokers that sold shares of the Delaware Group Funds. In so doing, the Prior Sub-Advisory Agreement permitted Walter Scott to pay commissions in excess of commissions that may have been charged by other brokers, provided that Walter Scott had determined in good faith that the commissions paid to the executing brokers were reasonable in relation to the value of brokerage and research services provided by such brokers.

         Walter Scott was required to keep books and records with respect to the Fund's transactions. While Walter Scott was free to act as investment adviser or sub-adviser to other funds, the Prior Sub-Advisory Agreement required that Walter Scott receive advance written consent from the Manager if providing such investment management services to another fund would compete with the Fund. The Prior Sub-Advisory Agreement further provided that the Manager could not use Walter Scott's name without Walter Scott's prior written consent. The Prior Sub-Advisory Agreement established a procedure by which the Manager could complain about the conduct of Walter Scott in fulfilling obligations, or to complain directly to the Investment Ombudsman in the United Kingdom.

         The Prior Sub-Advisory Agreement provided that Walter Scott would not be liable to the Fund, the Manager or any shareholder of the Fund for any action or omission in connection with the Prior Sub-Advisory Agreement so long as Walter Scott did not act with willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Prior Sub-Advisory Agreement stated that it could be terminated by the Manager or the Fund (either by Board action or pursuant to a vote of a majority of the outstanding shares of the Fund) upon sixty days' written notice. The Prior Sub-Advisory Agreement also provided that it would automatically terminate in the event of its assignment, or in the event of the termination of the Investment Management Agreement.

         Under the Prior Sub-Advisory Agreement, Walter Scott was paid a sub-advisory fee at an annual rate of 0.80% of the Fund's average daily net assets. The Manager paid Walter Scott $135,924 in sub-advisory fees for the period September 1, 1996 through August 31, 1997. Under the New Sub-Advisory Agreement, Walter Scott would also have been paid $135,924 during this period, the same as it received under the Prior Sub-Advisory Agreement during this period (assuming the Manager's annual advisory fee would have been reduced from 1.10% to 1.00% of average daily net assets).

Differences Between the Sub-Advisory Agreements

         With the exception of the calculation of the sub-advisory fee, the New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Delaware International receives 80% of the advisory fee actually received by the Manager, whereas under the Prior Sub-Advisory Agreement, Walter Scott received 0.80% of the Fund's average daily net assets, regardless of the advisory fee actually received by the Manager. The maximum rate of compensation to which Delaware International will be entitled under the New Sub-Advisory Agreement is no greater than that paid to Walter Scott under the Prior Sub-Advisory Agreement, and Delaware International may actually be paid at a lower rate if the Manager commits to further waive fees or reimburse expenses.

         The only noteworthy differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement with respect to their operative terms relate to certain provisions which were included in the Prior Sub-Advisory Agreement because Walter Scott is not an affiliate of the Manager. For example, the Prior Sub-Advisory Agreement contains extensive language relating to Walter Scott's recordkeeping responsibilities and the Fund's and the Manager's access to such records. Because Delaware International is an affiliate of the Manager, such extensive record-keeping provisions will not be necessary in the New Sub-Advisory Agreement to assure access to Delaware International's records. The Prior Sub-Advisory Agreement also contained: (i) a mechanism for the Manager to object to Walter Scott's becoming investment manager or sub-adviser to any other investment company; and (ii) a provision relating to the inability of the Manager to use Walter Scott's name in offering or advertising materials, without Walter Scott's prior consent. Again, because Delaware International and the Manager are affiliates, these provisions will not be necessary. These differences are not material to the operation of the Fund.

         The sub-advisory fees payable under the Prior and New Sub-Advisory Agreements is the sole responsibility of the Manager. Under the Prior Sub-Advisory Agreement, the Manager was obligated to pay Walter Scott at an annual rate of 0.80% of the average daily net assets of the Fund, irrespective of the Manager's commitments to voluntarily waive its fees and provide for reimbursement of Fund expenses. Under the New Sub-Advisory Agreement, Delaware International is entitled to receive 80% of the fee actually paid to the Manager (i.e., after fee waivers and expense reimbursements). Thus, the maximum fee that Delaware International could be paid under the New Sub-Advisory Agreement would be 0.80% of the average daily net assets of the Fund, which is the sub-advisory fee to which Walter Scott was entitled under the Prior Sub-Advisory Agreement. However, as noted above, Delaware International may receive compensation at a rate which is lower than 0.80% of the average daily net assets of the Fund if, as is currently the case, the Manager voluntarily waives its fees or commits to reimburse the Fund for certain expenses. Under this formula, therefore, the compensation paid to Delaware International cannot exceed the annual rate of compensation that had been payable to Walter Scott.

Considerations of the Board of Directors

         The Board of Directors believes that the terms and conditions of the New Sub-Advisory Agreement is fair to, and in the best interests of, the Fund and its shareholders. The Board of Directors, including the Independent Directors, has unanimously approved the New Sub-Advisory Agreement and unanimously recommends shareholder approval.

         In evaluating the New Sub-Advisory Agreement and making their recommendation, the Board reviewed and contrasted the operations and past performance of the Fund with the operations of the other funds in the Delaware Group, including those advised or sub-advised by Delaware International. The Board noted that the International Equity Fund of Delaware Group Global & International Funds, Inc., which is advised by Delaware International and had investment objectives and policies very similar to the Fund (prior to the increase in the Fund's ability to invest in emerging markets), outperformed the Fund for the one-year, two-year and three-year periods ending May 31, 1997, based on data obtained from Lipper Analytical Services, Inc. The Board also took into account the strategic fit of the Fund in the overall range of international funds offered by the Delaware Group of Funds, especially in light of the Fund's increased ability to invest in emerging markets, allowing it to "blend" the investment focuses of the Delaware Group's International Equity and Emerging Markets Funds.

         The Board examined the nature and quality of the services expected to be rendered to the Fund by Delaware International, and the similarities and differences between the Prior and New Sub-Advisory Agreements. The Board considered the experience, practices and overall investment management capabilities of Delaware International and its key personnel, as well as the performance of the Fund for which Delaware International would serve as sub-adviser. The Board compared the highly quantitative, "bottom-up" investment style of Walter Scott, which focuses primarily on established markets, with Delaware International's "top-down," dividend discount methodology which, in Delaware International's view, works for both emerging and established markets. The Board took into consideration the benefits to the Fund of the increase in its ability to invest in securities of emerging market countries, as well as Delaware International's expertise in investing in emerging markets.

         The Board, including the Independent Directors, also considered the fact that the investment management fee for the Fund has been reduced from an annual rate of 1.10% of average daily net assets to 1.00%, and that the sub-advisory fee payable under the New Sub-Advisory Agreement would be no greater than, and may be less than, that paid under the Prior Sub-Advisory Agreement. The Board also considered the Manager's commitment to the Board that the Manager would continue the voluntary fee waivers and expense reimbursements it currently provides to maintain the expenses of the Fund at 1.80% on Class A Shares, 2.50% on Class B and C Shares and 1.50% on Institutional Class Shares. The Board examined the advisory and sub-advisory fees of the Fund under the amended Investment Management Agreement and the New Sub-Advisory Agreement, respectfully, compared with those paid by similar funds and concluded that such fees were within an acceptable range in relation to the services provided by the Manager and Delaware International.

         The Board reviewed the Form ADV$ and the most recent audited financial statements for both Delaware International and the Manager. The Board also reviewed the services provided by the Manager under the Investment Management Agreement. The Board noted that under the Investment Management Agreement, the Manager is authorized, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which the Manager is ultimately responsible. Under the agreement, the Manager remains responsible for the actions of any such sub-adviser and may, in its sole discretion, terminate any such arrangement as it determines to be appropriate. The Board further noted that under the Investment Management Agreement and both the New and Prior Sub-Advisory Agreements, the Manager and each sub-adviser may obtain "soft dollar" research by directing portfolio transactions to certain brokers. The Board acknowledged the Manager's and Delaware International's representation that such research has and will benefit the Fund.

         The Board concluded that Delaware International has the requisite qualifications, skills, experience and talent needed to manage investments of the Fund responsibly. The Board found that the material presented at its Meeting provided it with the information it needed to make an informed business decision concerning the fairness and reasonableness of the fees associated with the New Sub-Advisory Agreement. Based on that material, the Board determined that the fees contemplated by the New Sub-Advisory Agreement are within an appropriate range given the complex task of carrying out the varied functions under that agreement, and that such fees were consistent with the Board's fiduciary duty to the Fund.

         The Board therefore unanimously approved the New Sub-Advisory Agreement and, in submitting the Agreement to shareholders, unanimously recommended that shareholders vote FOR the approval of the New Sub-Advisory Agreement.

Voting Requirement

         Approval of the New Sub-Advisory Agreement requires the lesser of (A) 67% or more of the voting securities present at the Meeting, provided that more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

Board of Directors Recommendation

         The Board of Directors of the Company unanimously recommends that you vote FOR the approval of the New Sub-Advisory Agreement.

GENERAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORT

         THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS FOR THE FUND ARE AVAILABLE AT NO COST TO ITS SHAREHOLDERS, UPON REQUEST, BY CONTACTING THE FUND AT 1818 MARKET STREET, PHILADELPHIA, PA 19103, OR BY CALLING
1-800-523-4640.

The Manager

         Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103, serves as investment manager to the Fund. The Manager is an investment adviser registered under the Advisers Act. The Manager and its predecessors have been providing investment management and related services to the mutual funds in the Delaware Group since 1938. On August 31, 1997, the Manager was managing assets valued at approximately $31.7 billion, of which approximately $14.2 billion were registered investment company assets.

         On May 4, 1996, the Manager became the investment manager for the Fund as a result of a restructuring of all series of the Company which occurred at that time. Shareholders of the Fund at that time approved the Manager as the investment manager for each of the series of the Company, including the Fund, to replace Lincoln Investment Management, Inc., the Company's previous investment manager. The continuation of the Investment Management Agreement was most recently approved at the Board's meeting held on April 17, 1997. The Manager continues to serves as investment manager to the Fund and no change in its status is being proposed. No change to the Investment Management Agreement is being submitted to shareholders, although the Investment Management Agreement has been amended to reduce the annual advisory fees which it charges as a percentage of average daily net assets from 1.10% to 1.00%.

         Under the Investment Management Agreement, as with its investment management agreements with the other funds comprising the Delaware Group, the Manager provides certain administrative services. In accordance with its standard practice, the Manager provides the Company and the Fund with certain administrative services and makes available certain of its employees to the Company as officers to manage the Company's and the Fund's day-to-day affairs. Further, the Manager's personnel monitor the Fund's investment activities to ensure compliance, not only with the Fund's investment objectives, policies and restrictions, but also with applicable securities and tax laws. The Manager's personnel also supervise the activities of the Company's employees.

Principal Underwriter

         Delaware Distributors, L.P. (the "Distributor"), an affiliate of the Manager and Delaware International, serves as the national distributor for the Fund under a Distribution Agreement dated September 25, 1995. The Distributor is located at 1818 Market Street, Philadelphia, PA 19103.

         The Company has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares and the Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Company. The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         Under the Plans, the aggregate fees paid by the Fund from the assets of its respective Classes to the Distributor and others under the Plans may not exceed 0.35% of the Class A Shares' average daily net assets in any year, and 1% of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. (0.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. Although the maximum fee payable under the Plan relating to each of the Class A Shares is 0.35% of average daily net assets, effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis is equal to 0.30% of average daily net assets.

         While payments pursuant to the Plans may not exceed 0.35% (and currently do not exceed 0.30%) annually with respect to the Fund's Class A Shares, and 1% annually with respect to each Fund's Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Company's Independent Directors, who may reduce the fees or terminate the Plans at any time. For the Fund's most recent fiscal year, the Fund paid $57,128 to the Distributor pursuant to the Distribution Agreement. These services will continue to be provided after approval of the New Sub-Advisory Agreement.

         The Company's Plans do not apply to the Fund's Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class.

Shareholder Servicing Agent

         Delaware Service Company, Inc. ("DSC"), an affiliate of the Manager and Delaware International, serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated September 25, 1995. DSC also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors annually review service fees paid to DSC. For the Fund's most recent fiscal year, the Fund paid $36,096 to DSC. DSC is located at 1818 Market Street, Philadelphia, PA 19103. These services will continue to be provided after the New Sub-Advisory Agreement is approved.

Principal Officers and Directors of the Company

         The principal officers and directors of the Company who are also officers or directors of the Manager and/or Delaware International are set forth in Schedule B. The following principal officers and directors of the Company who are not directors of the Manager or Delaware International own shares of LNC: [To the best knowledge of the Company, the Manager and Delaware International, no director of the Company has engaged in transactions in LNC's securities since the Company's most recent fiscal year in excess of 1% of LNC's outstanding securities. To the best knowledge of the Company, the Manager and Delaware International, no Director of the Company has had any material direct or indirect interest in any material transactions or proposed transactions related to the business or operations of the Company to which Delaware International, the Manager or any parent or subsidiary thereof was a party since the Company's most recent fiscal year.]

         In conjunction with a merger of LNC and DMH, which was completed on April 3, 1995, and in order to comply with section 15(f) of the 1940 Act, at least 75% of the directors shall not be "interested" persons of LNC, DMH or their respective affiliates for a period of three years following the completion of the merger.

         Pursuant to arrangements with DMH, the Manager's indirect parent, DMH has agreed to use reasonable efforts, consistent with the restrictions of the 1940 Act, and subject to fiduciary obligations of DMH and its affiliates, to have Wayne A. Stork, a director and employee of the Company, retain his position as chairman of the Board of Directors of the Company. The agreement has no binding effect on the Company, the Fund or its shareholders.

Shareholders of Record

         Schedule C sets forth shareholders of record of the Fund as August 31, 1997 who held 5% or more of the outstanding shares of the Fund. Except as set forth in Schedule C, the Company does not have any knowledge of shares of the Fund held beneficially.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Company is not required to, nor does it intend to, hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the Company's next shareholders' meeting, when and if such a meeting is called, should submit such proposal promptly to the Company.

Principal Executive Officer and Directors of Delaware International

         Schedule D sets forth the name, address and principal occupation of the principal executive officer and each director of Delaware International. Schedule D also indicates whether such officer or directors are also officers or directors of the Company.

Parents of the Manager and Delaware International

         On April 3, 1995, DMH and LNC merged, and DMH became an indirect, wholly owned subsidiary of LNC. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DMH, through its indirect, wholly owned subsidiary Delaware Voyageur Holdings, Inc., owns 100% of the voting securities of the Manager. DMH, through its wholly owned subsidiary DMH Corp., directly owns 81.1% of the voting securities of Delaware International and indirectly owns the remaining 18.9% of the voting securities of Delaware International through DMH Corp.'s wholly owned subsidiary, Delaware International Holdings Ltd. LNC, through its wholly owned subsidiary Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of DMH, and may be deemed to control DMH. The address of DMH is One Commerce Square, Philadelphia, PA 19103. The address of DMH Corp. is Foulkstone Plaza, 1403 Foulk Road, Suite 102, Wilmington, DE 19803. The address of Delaware International Holdings Ltd. is Clarendon House, Church Street West, Hamilton HM DX, Bermuda. The address of Delaware Voyageur Holdings, Inc. is One Commerce Square, Philadelphia, PA 19103. The address of LNC and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, IN 46802.


/s/Wayne A. Stork
-----------------
Wayne A. Stork
Chairman
October 8, 1997

                                  SCHEDULE A

                     SIMILAR DELAWARE GROUP FUNDS ADVISED
                           BY DELAWARE INTERNATIONAL


                                                                                  Advisory Fees
                                         Rate of Compensation                     Waived for             Assets as of
Fund                                     (Based on Average Net Assets)            Last Fiscal Year       8/31/97
----                                     -----------------------------            ----------------       -------

Delaware Group Global
& International Funds, Inc.
   International Equity Series           0.75% per annum(1)                       $109,455               $222,216,196
   Emerging Markets Series               1.25% per annum                          $ 35,197(2)            $ 22,247,235

Delaware Group Premium
Fund, Inc.
   International Equity Series           0.75% per annum(1)                       $117,758               $186,060,945
   Emerging Markets Series               1.25% per annum                               N/A(3)            $  4,906,923

Delaware Pooled Trust, Inc.
   The International Equity Portfolio    0.75% per annum(1)                       $      0               $471,740,334
   The Emerging Markets Portfolio        1.20% per annum                               N/A(4)            $ 20,454,097
   The Labor Select International
      Equity Portfolio                   0.75% per annum                          $ 50,089               $ 47,687,356

----------------------------
(1) All fees are reduced by fees paid to directors of the Fund.
(2) Date of initial public offering was June 10, 1996.
(3) Date of initial public offering was May 1, 1997.
(4) Date of initial public offering was April 14, 1997.

                                  SCHEDULE B

                PRINCIPAL OFFICERS AND DIRECTORS OF THE COMPANY
                 WHO ARE OFFICERS OR DIRECTORS OF THE MANAGER
                           OR DELAWARE INTERNATIONAL

                                                                                Position with the Manager or
Officer or Director                Position with the Company                    Delaware International
-------------------                -------------------------                    ----------------------

Wayne A. Stork                     Chairman/President/Chief                     Chairman/President/Chief
                                   Executive Officer and Director               Executive Officer/Chief
                                                                                Investment Officer and Director of
                                                                                Delaware Management Company, Inc.

                                                                                Chairman/Chief Executive Officer
                                                                                and Director of Delaware International
                                                                                Advisers Ltd.

David K. Downes                    Executive Vice President/Chief               Executive Vice President/Chief
                                   Operating Officer/Chief Financial            Operating Officer/Chief Financial
                                   Officer                                      Officer and Director of Delaware
                                                                                Management Company, Inc.

                                                                                Director of Delaware International
                                                                                Advisers Ltd.

Richard G. Unruh                   Executive Vice President                     Executive Vice President and
                                                                                Director of Delaware Management
                                                                                Company, Inc.

                                                                                Director of Delaware International
                                                                                Advisers Ltd.

Paul E. Suckow                     Executive Vice President/Chief               Executive Vice President/Chief
                                   Investment Officer, Fixed Income             Investment Officer, Fixed Income of
                                                                                Delaware Management Company, Inc.

Michael P. Bishof                  Senior Vice President/Treasurer              Senior Vice President/Investment
                                                                                Accounting of Delaware Management
                                                                                Company, Inc.

                PRINCIPAL OFFICERS AND DIRECTORS OF THE COMPANY
                 WHO ARE OFFICERS OR DIRECTORS OF THE MANAGER
                           OR DELAWARE INTERNATIONAL
                                  (continued)

                                                                                Position with the Manager or
Officer or Director                Position with the Company                    Delaware International
-------------------                -------------------------                    ----------------------

George M. Chamberlain, Jr.         Senior Vice President/Secretary/             Senior Vice President/Secretary/
                                   General Counsel                              General Counsel of Delaware
                                                                                Management Company, Inc.

                                                                                Director of Delaware International
                                                                                Advisers Ltd.

Richard J. Flannery                Senior Vice President/Corporate              Senior Vice President/Corporate
                                   and International Affairs                    and International Affairs of
                                                                                Delaware Management Company,
                                                                                Inc.

                                                                                Director of Delaware International
                                                                                Advisers Ltd.

Joseph H. Hastings                 Senior Vice President/Corporate              Senior Vice President/Corporate
                                   Controller                                   Controller/Treasurer of
                                                                                Delaware Management Company,
                                                                                Inc.

                                  SCHEDULE C

                   SHAREHOLDERS OF RECORD HOLDING 5% OR MORE
                     OF THE OUTSTANDING SHARES OF THE FUND

         As of August 31, 1997, the Company believes the following accounts held 5% or more of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class:

Class                        Name and Address of Account                   Share Amount           Percentage
-----                        ---------------------------                   ------------           ----------

Overseas Equity Fund         Lincoln National Life Insurance Co.           779,210                   77.16%
Class A Shares               1300 Clinton Street
                             Fort Wayne, IN  46802-3506

Overseas Equity Fund         Merrill Lynch, Pierce, Fenner & Smith         18,151                    14.77%
Class B Shares               for the sole benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Drive East, 3rd fl.
                             Jacksonville, FL  32246-6484

                             DMTC C/F the rollover IRA of                  7,286                      5.93%
                             Carl W. Niederwimmer
                             301 NW 73rd Terrace
                             Gladstone, MO  64118-1675

Overseas Equity Fund         Harris B. Kram                                2,806                     20.92%
Class C Shares               8565 West Dartmouth Place
                             Denver, CO  80227-4798

Class                        Name and Address of Account                   Share Amount           Percentage
-----                        ---------------------------                   ------------           ----------

Overseas Equity Fund         Merrill Lynch, Pierce, Fenner & Smith         2,571                     19.17%
Class C Shares               for the sole benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Drive East, 3rd fl.
                             Jacksonville, FL  32246-6484

                             NFSC                                          1,023                      7.63%
                             FBO Chester M. Boltwood and
                             Karen A. Boltwood
                             828 Cobblestone Cir.
                             Modesto, CA  95355-4501

                             J.C. Bradford & Co. Cust. FBO                 918                        6.84%
                             Sally S. Alterman
                             330 Commerce St.
                             Nashville, TN  37201-1805

                             Carroll L. Engelhardt and                     789                        5.88%
                             Joan L. Engelhardt JT WROS
                             1210 3rd St. S.
                             Moorhead, MN

Overseas Equity Fund         RS MC Employee Profit Sharing Plan            7,963                     94.43%
Institutional Class          Delaware Management Company
                             Employee Profit Sharing Trust
                             c/o Rick Seidel
                             1818 Market St.
                             Philadelphia, PA  19103-3682

                             Lincoln National Investment                   470                        5.57%
                             Management
                             1300 South Clinton St.
                             P.O. Box 1110
                             Fort Wayne, IN  46801-1110

                                  SCHEDULE D

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF DELAWARE INTERNATIONAL

Name                                   Principal Occupation
----                                   --------------------

Wayne A. Stork(1)                      Chairman/President/Chief Executive Officer/Director and/or Trustee of
                                       each of the 33 investment companies in the Delaware Group, Delaware
                                       Management Holdings, Inc., DMH Corp., Delaware International Holdings
                                       Ltd. and Founders Holdings, Inc.; Chairman and Director of Delaware
                                       Distributors, Inc. and Delaware Capital Management, Inc.; Chairman/
                                       President/Chief Executive Officer/Chief Investment Officer and Director of
                                       Delaware Management Company, Inc.; Chairman/Chief Executive Officer
                                       and Director of Delaware International Advisers Ltd.; Director of Delaware
                                       Service Company, Inc. and Delaware Investment & Retirement Services,
                                       Inc.

G. Roger Kitson(2)                     Vice Chairman and Director of Delaware International Advisers Ltd.

Richard G. Unruh(1)                    Executive Vice President of each of the 33 investment companies in the
                                       Delaware Group, Delaware Management Holdings, Inc. and Delaware
                                       Capital Management, Inc.; Executive Vice President and Director of
                                       Delaware Management Company, Inc.; Director of Delaware International
                                       Advisers Ltd.

David G. Tilles(2)                     Managing Director/Chief Investment Officer and Director of Delaware
                                       International Advisers Ltd.

David K. Downes(1)                     Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                       each of the 33 investment companies in the Delaware Group, Delaware
                                       Management Holdings, Inc., Founders CBO Corporation, Delaware Capital
                                       Management, Inc. and Delaware Distributors, L.P.; Executive Vice
                                       President, Chief Operating Officer, Chief Financial Officer and Director of
                                       Delaware Management Company, Inc., DMH Corp., Delaware Distributors,
                                       Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.;
                                       Chairman/Chief Executive Officer and Director of Delaware Investment &
                                       Retirement Services, Inc.; Chairman and Director of Delaware Management
                                       Trust Company; President/Chief Executive Officer/Chief Financial Officer
                                       and Director of Delaware Service Company, Inc.; Director of Delaware
                                       International Advisers Ltd.

(1)      Business address is One Commerce Square, Philadelphia, PA 19103.
(2) Business address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF DELAWARE INTERNATIONAL
                                  (continued)


Name                                   Principal Occupation
----                                   --------------------

George M. Chamberlain, Jr.(1)          Senior Vice President/Secretary and General Counsel of each of the 33 investment companies in the Delaware Group, Delaware Management
                                       Holdings, Inc. and Delaware Distributors, L.P.; Executive Vice President,
                                       Secretary, General Counsel and Director of Delaware Management Trust
                                       Company; Senior Vice President/Secretary/General Counsel and Director of
                                       DMH Corp., Delaware Management Company, Inc., Delaware Distributors,
                                       Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware
                                       Investment & Retirement Services, Inc. and Delaware Capital Management,
                                       Inc.; Secretary and Director of Delaware International Holdings Ltd;
                                       Director of Delaware International Advisers Ltd. Attorney.

John C.E. Campbell(1)                  Senior Vice President/International Marketing of Delaware Investment
                                       Advisers; Director of Delaware International Advisers Ltd.

Richard J. Flannery(1)                 Senior Vice President/Corporate and International Affairs of each of the 33 investment companies in the Delaware Group, Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                       Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware
                                       Management Trust Company, Delaware Capital Management, Inc.,
                                       Delaware Service Company, Inc. and Delaware Investment & Retirement
                                       Services, Inc.;  Senior Vice President/ Corporate and International Affairs
                                       and Director of Founders Holdings, Inc. and Delaware International
                                       Holdings Ltd.; Senior Vice President of Founders CBO Corporation;
                                       Director of Delaware International Advisers Ltd.; Director, HYPPCO Finance
                                       Company Ltd.

Hamish O. Parker(2)                    Senior Portfolio Manager/Director of U.S. Marketing Liaison and Director
                                       of Delaware International Advisers Ltd.

Timothy W. Sanderson(2)                Senior Portfolio Manager/Deputy Compliance Officer/Director of Equity
                                       Research and Director of Delaware International Advisers Ltd.



(1)      Business address is One Commerce Square, Philadelphia, PA 19103.
(2) Business address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF DELAWARE INTERNATIONAL
                                  (continued)


Name                                   Principal Occupation
----                                   --------------------

Clive A. Gilmore(2)                    Senior Portfolio Manager/Director of U.S. Mutual Fund Liaison and
                                       Director of Delaware International Advisers Ltd.

Ian G. Sims(2)                         Chief Investment Officer/Global Fixed Income and Director of Delaware
                                       International Advisers Ltd.

George E. Deming(1)                    Vice President/Senior Portfolio Manager of Delaware Investment Advisers;
                                       Director of Delaware International Advisers Ltd.

John Emberson(2)                       Secretary/Compliance Officer/Finance Director and Director of Delaware
                                       International Advisers Ltd.

Nigel G. May(2)                        Director/Head of European Group and Director of Delaware International
                                       Advisers Ltd.

Elizabeth A. Desmond(2)                Director/Head of Pacific Basin Group and Director of Delaware
                                       International Advisers Ltd.




(1)      Business address is One Commerce Square, Philadelphia, PA 19103.
(2) Business address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

                      DELAWARE GROUP ADVISER FUNDS, INC.
                          OVERSEAS EQUITY FUND SERIES
                      (FORMERLY WORLD GROWTH FUND SERIES)

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DELAWARE GROUP                      The undersigned hereby appoints WAYNE A.
PROXY SERVICES                      STORK and DAVID K. DOWNES, and each
POST OFFICE BOX 9002                of them, as proxies with full power of
FARMINGDALE, NY  11735-9638         substitution, to vote on behalf of the
                                    undersigned the same number of shares
                                    which the undersigned is then entitled to vote, at the Special Meeting of the Shareholders of Delaware Group Adviser
                                    Funds, Inc. - Overseas Equity Fund series
                                    (formerly World Growth Fund series) to be held on Tuesday, November 18, 1997 at
                                    10:00 a.m., at the Union League of
                                    Philadelphia, 140 South Broad Street,
                                    Philadelphia, PA 19102, and at any
                                    adjournments thereof, on any matter
                                    properly coming before the meeting, and
                                    specifically as indicated below.

                                    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR"
                                    Item 1.


TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS
FOLLOWS /X/         DELADV         KEEP THIS PORTION FOR YOUR
                                   RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

DELAWARE GROUP ADVISER FUNDS, INC.-         DETACH AND RETURN
OVERSEAS EQUITY FUND SERIES                 THIS PORTION ONLY
(FORMERLY WORLD GROWTH FUND SERIES)

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE PAID ENVELOPE

Vote on Proposal                         For  Against  Abstain

1.  To approve a new
    sub-advisory agreement.              / /    / /     / /

2.  The undersigned authorizes the
    proxies to vote in their
    discretion upon such other
    business as may properly come
    before the Meeting.



NOTE:  PLEASE SIGN YOUR NAME EXACTLY AS IT IS SHOWN AT THE
TOP. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL
TITLE AS SUCH.  EACH JOINT OWNER IS REQUESTED TO SIGN.


-------------------------------      ----------------------------
Signature                            Signature
(PLEASE SIGN WITHIN BOX)  Date       (Joint Owners)     Date